Chase Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2001-4



Section 7.3 Indenture               Distribution Date:                 5/16/2005
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(i)   Amount of Net Swap Payment                                           0.00
      Amount of Net Swap Receipt                                   1,623,543.83

(ii)  Amount of the distribution allocable to principal of the Notes

            Class A Principal Payment                                      0.00
            Class B Principal Payment                                      0.00
            Class C Principal Payment                                      0.00
                     Total

      Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes

            Class A Principal Payment                                      0.00
            Class B Principal Payment                                      0.00
            Class C Principal Payment                                      0.00
                     Total

(iii) Amount of the distribution allocable to the interest on the Notes

            Class A Note Interest                                  3,850,000.00
            Class B Note Interest                                    200,951.04
            Class C Note Interest                                    298,665.63
                     Total                                         4,349,616.67

      Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes

            Class A Note Interest                                       4.58333
            Class B Note Interest                                       2.87073
            Class C Note Interest                                       3.31851

(iv)  Aggregate Outstanding Principal Balance of the Notes

            Class A Note Principal Balance                          840,000,000
            Class B Note Principal Balance                           70,000,000
            Class C Note Principal Balance                           90,000,000

(v)   Amount on deposit in Owner Trust Spread Account             10,000,000.00

(vi)  Required Owner Trust Spread Account Amount                  10,000,000.00



                                             By:
                                                             -------------------

                                             Name:           Patricia M. Garvey
                                             Title:          Vice President


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